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                                                                   EXHIBIT 10.4


                                               November 6, 2001



Sally von Bargen
Seattle, WA

RE: VESTING OF STOCK OPTIONS

Dear Sally:

This letter is to confirm the amendments to your various stock option award agreements under the Getty Images, Inc. 1998 Stock Incentive Plan. Specifically, this is to confirm that each of those agreements will be amended as follows:

        (a) All options awarded under those agreements are fully vested and exercisable with effect from November 6, 2001, and

        (b) You may exercise the options awarded under those agreements any time until the option expiration dates, as described in your option agreements, provided that no option shall be exercisable more than one year after your death.




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Sally Von Bargen
November 6, 2001
Page 2


For the avoidance of doubt, the status of your stock option grants is as follows:


                                                             OPTIONS           OPTIONS            VESTED &
GRANT DATE           SHARES             STRIKE PRICE        EXERCISED         ACCELERATED        EXERCISABLE
----------           ------             ------------        ---------         -----------        -----------
11/1/94               8,167             $       0.18           8,167                  0                  0

2/9/98               65,000             $      20.91               0              4,062             65,000

4/9/99               70,000             $      23.32               0             26,250             70,000

10/22/99             15,000             $      19.07               0              7,500             15,000

10/22/99             25,000             $      19.07               0             12,250             25,000

3/30/01              20,000             $      16.85               0             20,000             20,000

TOTALS              203,167                                                      70,312            195,000

All other terms of your stock option award agreements remain unchanged.

Please confirm that your agreement with the contents of this letter by signing both originals and returning one original to me. You may keep one original for your files.

Sincerely yours,



Jeffrey L. Beyle

ACCEPTED AND AGREED:


---------------------------------
Sally von Bargen